                                                                 EXHIBIT 10.47

                             BRONX PARK BUILDING II

                            293 BOSTON POST ROAD WEST

                             MARLBORO, MASSACHUSETTS

                                  OFFICE LEASE

                                  STANDARD FORM



         THIS LEASE ("Lease") made in Marlboro, Massachusetts, by and between Rosewood III Associates Limited Partnership, a Massachusetts partnership ("Landlord") having a principal place of business at 33 Boston Post Road West and Viewlogic Systems, Inc. ("Tenant") having principal place of business at 313 Boston Post Road West, Marlboro, Massachusetts 01752.

                               W I T N E S S E T H

                                    ARTICLE 1
                         REFERENCE DATA AND DEFINITIONS

         1.01      REFERENCE DATA

LANDLORD'S REPRESENTATIVE:                    David Depietri
                                              Rosewood Development Corporation

LANDLORD'S ADDRESS (FOR PAYMENT OF RENT):     Rosewood Development Corporation
                                              33 Boston Post Road West
                                              Marlboro, MA 01752

LANDLORD'S ADDRESS (FOR NOTICE AND BILLING):  Same as Above

TENANT:                                       Viewlogic Systems, Inc.

TENANT'S REPRESENTATIVE:                      Eugene Connolly

TENANT'S PHONE NUMBER:                        (508) 480-0881

PREMISES:                                     Suites 400 & 500

RENTABLE AREA OF PREMISES:                    64,647 Square Fee (53,657 Usable
                                              Square Feet)

RENTAL AREA OF THE BUILDING:                  172,300 Square Feet

RENT COMMENCEMENT DATE:                       53,749 Rentable Square Feet (44,612 Usable Square Feet) May 1,
                                              1990 or three months from date of occupancy, if later.
                                              Additional 10,898 rentable Square Feet (9,045 usable Square
                                              Feet) eighteen month: (18) from occupancy or occupancy if
                                              earlier.

OCCUPANCY DATE:                               February 1, 1990 or date of occupancy if later.

TERM:                                         Four (4) LEASE YEARS

BASIC RENT:                                   SEE SCHEDULE BELOW:

                                              MONTH    ANNUAL RATE PER RENTABLE
                                                               SQ. FT.
                                               1-12            $15.80
                                              13-24            $16.55
                                              25-36            $17.40
                                              37-48            $17.50

ESTIMATED COST OF ELECTRICAL SERVICE:         N/A, Tenant to be separately metered for electricity.

INITIAL MONTHLY PAYMENT (Basic Rent):         $70,769.52

TAX BASE:                                     $1.60 Per Square Foot of Rentable Area per year.

OPERATING EXPENSE BASE:                       $2.75 Per Square Foot of Rentable Area per year.

TENANT'S SHARE:                               31.20% for 53,749 Square Feet
                                              37.52% for 64,647 Square Feet

SECURITY DEPOSIT:                             $70,769.52 plus one (1) months rent for additional space when occupied.

GUARANTOR:                                    N/A

PERMITTED USES:                               General Office uses consistent with a first class office
                                              building, including software manufacturing and distribution.


         1.02      GENERAL PROVISIONS.


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

                  For all purposes of the Lease unless otherwise expressed and provided herein or therein or unless the context otherwise requires:

                  (a) The words HEREIN, HEREOF, HEREUNDER and other words of words of similar import refer to the Lease as a whole and not to any particular article, section or other subdivision of this Lease.

                  (b) A pronoun in one gender includes and applies to the other genders as well.

                  (c) Each definition stated in Section 1.01 or 1.03 of this Lease applies equally to the singular and the plural forms of the term or expression defined.

                  (d)      Any reference to a document defined in Section
                           1.03 of this Lease is to such document as originally executed, or, if modified, amended or supplemented in accordance with the provisions of this Lease, to such document as so modified, amended or supplemented and in effect at the relevant time of reference thereto.

                  (e) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

                  (f) All references in Section 1.01 hereof are subject to the specified definitions thereof (if any) in
                           Section 1.03 hereof.

         1.3      TERMS DEFINED.

                  Each term of expression set forth above in Section 1.01 hereof or below in this Section 1.03 has the meaning stated immediately after it.

                  ADDITIONAL SERVICES. Services provided to Tenant or in respect of the Premises which are not described in Exhibit F hereto.

                  ADJUSTED OPERATING EXPENSE BASE. The amount determined by multiplying the Operating Expense Base by the Adjustment Factor.

                  ADJUSTED TAX BASE. The amount determined by multiplying the Tax Base by the Adjustment Factor.

                  ADJUSTMENT FACTOR. With respect to the First Calendar Year and the Last Calendar Year, the percentage computed by dividing (i) the number of days of each such period falling within the Lease term by (ii) 365.

                  AFFILIATE. With respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, the term control when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms controlling and controlled by having meanings correlative to the foregoing.

                  AUTHORIZATIONS. All franchises, licenses, permits and other governmental consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for the use and occupancy of the Premises and the conduct or continuation of a Permitted use therein.

                  BASIC SERVICES.  The services described in Exhibit F hereto.

                  BUILDING. The building currently under construction on the Land.

                  BUILDING STANDARD TENANT FINISHES. The standards set by Landlord for the quality of work done on the Premises described in Exhibit C.

                  BUSINESS DAY. A day which is not a Saturday, Sunday or other day on which banks in Boston, Massachusetts, are authorized or required by law or executive order to remain closed.

                  CALENDAR YEAR. The First Calendar Year, the Last Calendar Year and full calendar year (January 1 through December 31) occurring during the Lease Term.

                  COMMON AREAS. All areas devoted to the common use of occupants of the Building or the provision of Services the Building, including but not limited to the atrium, all corridors, elevator foyers, air shafts, elevator shafts, and elevators, stairwells and stairs, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the provision of Services of the use of all occupants of multi-tenant floors or all occupants of the Building.

                  CONTROL.  As defined in the definition of Affiliate.

                  CORPORATION. A corporation, company, association, business trust or similar organization wherever formed.


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

                  DEFAULT. Any event or condition specified in Article 20 hereof so long as any applicable requirement for the giving of notice or lapse of time or both have not been fulfilled.

                  EVENT OF DEFAULT. Any event or condition specified in (a)
Article 20 hereof (if all applicable periods for the giving of notice or lapse of time or both have been fulfilled) or (b) in Article 21 hereof.

                  FAIR RENTAL VALUE. The amount per square foot per annum which a Person not an Affiliate or either Landlord or Tenant would pay as Basic Rent (using the Tax Base and Operating Expense Base) as of the time of determination for the Premises for a term of four years plus options. All Additional Rent such as Taxes and Operating Expenses shall be in addition to the price per square foot so determined.

                  FIRST CALENDAR YEAR. The partial Calendar Year period commencing on the Term Commencement Date and ending on the next succeeding December 31.

                  FORCE MAJEURE. Acts of God, strikes, lock outs, labor troubles, failure of power, riots and insurrection, acts of public enemy, wars, earthquakes, hurricanes and other natural disasters, fires, explosions, any act; provided, however, lack of money shall not be deemed such a cause.

                  GENERAL CONTRACTOR.  Harvey Construction Company, Inc.

                  GOVERNMENTAL AUTHORITY. United States of America, the Commonwealth of Massachusetts, the Town of Marlborough, County of Middlesex, and any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of them.

                  INSOLVENCY. The occurrence with respect to any Person of one or more of the following events: the death, dissolution, termination of existence (other than by merger or consolidation), insolvency, appointment of a receiver for all or substantially all of the property of such person, the making of a fraudulent conveyance or the execution of an assignment or trust mortgage for the benefit of creditors by such Person, or the filing of a petition of bankruptcy or the commencement of any proceedings by or against such Person under a bankruptcy, insolvency or other law relating to the relief or the adjustment of indebtedness, rehabilitation or reorganization of debtors; provided that if such petition or commencement is involuntarily made against such a Person and is dismissed within 120 days of the date of such filing or commencement, such events shall not constitute an insolvency hereunder.

                  INSURANCE REQUIREMENTS. All terms of any policy of insurance maintained by Landlord or Tenant and applicable to (or affecting any condition, operation, use or occupancy of) the Building or the Premises or any part or parts of either and all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions).

                  LAND. The land on 293 Boston Post Road West, Marlboro, Massachusetts, County of Middlesex, Commonwealth of Massachusetts. Map 077, Lot 011, Book 15969, Page 237.

                  LANDLORD'S CONTRIBUTION. All the cost of finishing the Premises shown in Exhibit C.

                  LANDLORD'S WORK. The work to be done by Landlord with respect to the Premises described in Exhibit C.

                  LAST CALENDAR YEAR. The partial Calendar Year commencing on January 1 of the Calendar Year in which the Lease Termination Date occurs and ending on the Lease Termination Date.

                  LEASE TERM. The period commencing on the Term Commencement Date and ending on the Lease Termination Date.

                  LEASE TERMINATION DATE. The earlier to occur of (1) the Stated Expiration Date, (2) the termination of this Lease by Landlord as the result of an Event of Default, (3) the termination of this Lease pursuant to
Article 17 (Damage or Destruction) or 18 (Eminent Domain) hereof.

                  LEASE YEAR. A period commencing on the Term Commencement Date (or an anniversary thereof) and ending on the Day before the next succeeding anniversary thereof. For example, the first Lease Year is a period commencing on the Term Commencement Date and ending on the day before the first anniversary thereof. The last Lease Year shall end on the Lease Termination Date.

                  LEGAL REQUIREMENTS. All statutes, codes, ordinances (and all rules and regulations thereunder), all executive orders and other administrative orders, judgments, decrees, injunctions and other judicial orders of or by any Governmental Authority which may at any time be applicable to parts or appurtenances of the Premises or Building or to any condition or use thereof and the provisions of all Authorizations.

                  OCCUPANCY ARRANGEMENT. With respect to the Premises of any portion thereof, and whether (a) written or unwritten or (b) for all or any portion of the Lease Term, an assignment, a sublease, any tenancy at will, a tenancy at sufferance, or any other arrangement (including but not limited to a license or concession) pursuant to which a Person occupies the Premises for any purpose.

                  OPERATING EXPENSE BASE. With respect to each Calendar Year the amount determined by multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Operating Expense Base per square foot of Rentable Area per year, but with respect to the First Calendar Year and the and the Last Calendar Year, the Adjusted Operating Expense Base.

                  OPERATING EXPENSES. All expenses, costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, operation and maintenance of the Building (including all facilities in operation on the Term Commencement Date and such additional facilities which are necessary or beneficial for the operation of the Building) and the Land and the provision of Basic Services, including, but not limited to ((a) reasonable wages, salaries, fees and costs to Landlord of all non-management Persons directly engaged in connection therewith, including taxes, insurance, and standard Landlord non-management personnel benefits relating thereto; (b) the cost of (i) all supplies and material electricity and lighting, for Common Areas, (ii) water heat, air conditioning, and ventilating for the building, (iii) all maintenance, janitorial, and service agreements, (iv) all insurance, including the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith, (v) repairs and general maintenance, (vi) capital items which are primarily for the purpose of reducing Operating Expenses or which may be required by a Governmental Authority, amortized over the reasonable life of the capital items with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles but not to exceed the reduction in operating expenses, (vii) pursuing an application for an abatement of taxes pursuant to Section 6.05 hereof to the extent not deducted from the abatement, if any, received, (viii) independent auditors, (ix) Deleted (x) providing office space for the manager of the Building; (c) management fees; and (d) a share (equal to percentage computed by a fraction the numerator of which is the Rentable Area of the Building and the denominator of which is the aggregate Rentable Area of all constructed buildings (including the Building at 293 Boston Post Road West), at the cost to Landlord of operating, repairing and maintaining exterior common areas and facilities of 293 Boston Post Road West (of which development the Building is a part) which may not be located entirely on the Land but which are available for landscaping, security and maintenance for common roadways and open areas. Operating Expenses shall not include (i) capital items except as provided above or (ii) specific costs billed and paid by specific tenants. Operating Expenses shall be determined using the accrual of accounting.

                  PARTIAL TAKING.  Any Taking which is not a Total Taking.

                  PERMITTED EXCEPTIONS. Any liens or encumbrances on the Premises in the nature of (a) liens for taxes assessed but not yet due and payable, (b) easements, reservation restrictions and rights of way encumbering or affecting the Land on the date of this Lease, (c) the rights of Landlord, Tenant and any other Person to whom Landlord has granted such rights to exercise in common with respect to the Land and the Common Areas the rights granted to Tenant hereunder, (d) mortgages of record, and (e) Title Conditions.

                  PERSON. An individual, a Corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

                  PREMISES. The space in the Building shown outlined in _____ on Exhibit B hereto.

                  PROCEEDS. With respect to any Taking or occurrence described in Article 17 hereof, with respect to which any Person is obligated to pay any amount to or for the account of Landlord, the aggregate of (i) all sums payable or receivable under or in respect of any insurance policy, and
(ii) all sums or awards payable in respect to a Taking.

                  PROHIBITED OCCUPANCY ARRANGEMENT. An Occupancy Arrangement which provides for any rent or other payment based in whole or in part on the net income or profits derived by any person from the Premises.

                  RENT.  Basic Rent and all Additional Rent.

                  RENTABLE AREA OF THE PREMISES. The number of square feet stated in Section 1.01, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Building or Premises so long as such work is done in accordance with the terms and provisions hereof. The calculation was made according to the following formula:

                           (i) On single tenant floors, the usable area measured from the inside surfaces of the outer glass of the Building less elevators, stairways and ventilation shafts, plus Tenant's Share of Common Areas.

                           (ii) On multi-tenant floors, the usable area measured from inside surface of the outer glass of the Building to the midpoint of all demising walls of the space being measured plus the area of each corridor adjacent to and required as the result of the layout of the space being measured, measured from the midpoint of the adjacent demising walls, plus Tenant's Share of Common Areas.

                  RULES AND REGULATIONS. Reasonable rules and regulations promulgated by Landlord and uniformly applicable to persons occupying the Building regulating the details of the operation and use of the Building. The initial Rules and Regulations are attached hereto as Exhibit G.

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                  SERVICES.  Basic Services and Additional Services.

                  SPECIAL WORK. Work done in or with respect to the Premises which is not part of Landlord's Work or the cost of which exceeds Landlord's Contribution.

                  STATED EXPIRATION DATE. The last day of the last Lease Year of the Term stated in Section 1.01.

                  SUBSTANTIAL COMPLETION DATE. The date on which the Premises together with the appurtenant areas of the Building necessary for access and service thereto, have been completed in accordance with Article 7 hereof except for items of work and adjustment of equipment and fixtures which are not necessary to make the Premises reasonably tenantable for the Permitted Uses and because of season or weather or nature of the item cannot practicably be done at the time.

                  TAKING. The taking or condemnation of title to all or any part of the Land or the possession or use of the Building or the Premises by a person for any public use or purpose or any proceeding.

                  TAX BASE. With respect to each Calendar Year the amount determined by multiplying the Rentable Area of the Premises by the amount hereinbefore set forth as the Tax Base per square foot of Rentable Area per year, but with respect to the First Calendar Year and the Last Calendar Year, the Adjusted Tax Base.

                  TAXES. Subject to the last sentence of this paragraph, all taxes, special or general assessments, water rents, rates and charges, sewer rents and other impositions and charges imposed by Governmental Authorities of every kind and nature whatsoever, extraordinary as well as ordinary and each and every installment thereof which shall or may during the term of this Lease be charged, levied, laid, assessed, imposed, become due and payable or become liens upon or for with respect to the Land or any part thereof or the Building or the Premises, appurtenances of equipment owned by Landlord thereon or therein or any part thereof or on this Lease under or by virtue of all present or future Legal Requirements and are tax based on a percentage, fraction or capitalized value of the Rent (whether in lieu of or in addition to the taxes hereinbefore described). Taxes shall not include inheritance, estate, excise, succession, transfer, gift, franchise, income, gross receipt, or profit taxes except to the extent such are in lieu of but not in addition to or in substitution for Taxes as now imposed on the Building, the Land, the Premises or this Lease.

                  TENANT.  As defined in the preamble hereof.

                  TENANT'S COST. None of the cost of work done in connection with the completion of the Premises as shown in Exhibits B & C.

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                  TENANT'S SHARE. Tenant's share of building is equal to T
divided by B x 100%, where "T" is equal to the number of rentable square feet rented by the Tenant and "B" is equal to 100% of the total rentable square feet of the building.

                  TERM COMMENCEMENT DATE. The earlier of (a) the later of (x) the date specified by Landlord in the notice delivered pursuant to Section
7.03 or (y) the Substantial Completion Date, or (b) any other date for such commencement determined in accordance with said Article 7, or (c) the date on which Tenant first occupies the Premises for the Permitted Uses.

                  TITLE CONDITIONS. All covenants, agreements, restrictions, easements and declarations of record on the date hereof so far as the same may be from time to time in force and applicable.

                  TOTAL TAKING. (I) a Taking of: (a) the fee interest in all or substantially all of the Building or (b) such title to, easement in, over, under or such rights to occupy and use any part or parts of the Building to the exclusion of Landlord as shall have the effect, in the good faith judgment of the Landlord, of rendering the portion of the Building remaining after such Taking (even if restoration were made) unsuitable for the continued use and occupancy of the Building for the Permitted Use or (ii) a Taking of all or substantially all of the Premises or such title to or easement in, on or over the Premises to the exclusion of Tenant which in the good faith judgment of the Landlord prohibits access to the Premises or the exercise by Tenant of any rights under this Lease.

                  WORK LETTER. The agreement between Landlord and Tenant with respect to the finishing of the Premises, which shall be substantially in the form attached hereto as Exhibit C.

                  WORKING DRAWINGS. The Working Drawings for the finishing of the Premises developed by Landlord and Tenant in accordance with the Work Letter. The Work Drawings shall be prepared in compliance with all applicable Legal Requirements and stamped by registered Massachusetts professionals, and shall consist of all architectural and engineering plans which are required to finish the Premises or to obtain any Authorization required therefor.

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         1.04      TABLE OF CONTENTS BY ARTICLES AND SECTIONS

                                                                                                               PAGE
ARTICLE 1 - Reference Data and Definitions........................................................................1
                    1.01     Reference Data.......................................................................1
                    1.02     General Provisions...................................................................3
                    1.03     Terms Defined........................................................................3
                    1.04     Table of Contents by Articles and Sections..........................................12

ARTICLE 2 - Premises.............................................................................................15
                    2.01     Premises............................................................................15
                    2.02     Appurtenances.......................................................................15

ARTICLE 3 - Term.................................................................................................15
                    3.01     Term Commencement...................................................................15
                    3.02     Termination.........................................................................15

ARTICLE 4 - Rent.................................................................................................15
                    4.01     Basic Rent..........................................................................15
                    4.02     Computation of Basic Rent...........................................................16
                    4.03     (Deleted)...........................................................................16
                    4.04     Resolution of Disputes with Respect to Fair Rental Value Arbitration................16

ARTICLE 5 - Use of Premises......................................................................................17
                    5.01     Use Restricted......................................................................17

ARTICLE 6 - Taxes; Operating Expenses; Estimated Cost of Electrical Services.....................................17
                    6.01     Expenses and Taxes..................................................................17
                    6.02     Annual Statement of Additional Rent Due.............................................17
                    6.03     Monthly Payments of Additional Rent.................................................18
                    6.04     Accounting Periods..................................................................18
                    6.05     Abatement of Taxes..................................................................18
                    6.06     Electric Service; Payment as Additional Rent........................................18
                    6.07     Change in Rates or Usage............................................................19
                    6.08     Late Payment of Rent................................................................19

ARTICLE 7 - Improvements, Repairs, Additions, Replacements.......................................................20
                    7.01     Preparation of the Premises.........................................................20
                    7.02     Time for Completion.................................................................20
                    7.03     Notice to Commence..................................................................20
                    7.04     Delays..............................................................................20
                    7.05     Tenant's Access to the Premises.....................................................21


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
                    7.06     Alterations and Improvements........................................................21
                    7.07     Maintenance.........................................................................22
                    7.08     Redelivery..........................................................................22

ARTICLE 8 - Building Services....................................................................................22
                    8.01     Building Services...................................................................23
                    8.02     Other Janitors......................................................................23
                    8.03     Additional Services.................................................................23
                    8.04     Limitations on Landlord's Liability.................................................23
                    8.05     Electric Service....................................................................23

ARTICLE 9 - Tenant's Particular Covenants........................................................................24
                    9.01     Pay Rent............................................................................24
                    9.02     Occupancy of the Premises...........................................................24
                    9.03     Safety..............................................................................24
                    9.04     Equipment...........................................................................24
                    9.05     Electrical Equipment................................................................25
                    9.06     Pay Taxes...........................................................................25

ARTICLE 10 - Requirements of Public Authority....................................................................25
                    10.01    Legal Requirements..................................................................25
                    10.02    Contests............................................................................25

ARTICLE 11 - Covenant Against Liens..............................................................................25
                    11.01    Mechanics Liens.....................................................................26
                    11.02    Right to Discharge..................................................................26

ARTICLE 12 - Access to Premises..................................................................................26
                    12.01    Access..............................................................................26

ARTICLE 13 - Assignment and Subletting: Occupancy Arrangements...................................................26
                    13.01    Subletting and Assignment...........................................................26

ARTICLE 14 - Indemnity...........................................................................................27
                    14.01    Tenant's Indemnity..................................................................27
                    14.02    Landlord's Liability................................................................27

ARTICLE 15 - Insurance...........................................................................................28
                    15.01    Liability Insurance.................................................................28
                    15.02    Casualty Insurance..................................................................28

ARTICLE 16 - Waiver of Subrogation...............................................................................28
                    16.01    Waiver of Subrogation...............................................................29


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
                    16.02    Waiver of Rights....................................................................29

ARTICLE 17 - Damage of Destruction...............................................................................29
                    17.01    Substantial Damage..................................................................29
                    17.02    Restoration.........................................................................29
                    18.01    Total Taking........................................................................30
                    18.02    Partial Taking......................................................................30
                    18.03    Awards and Proceeds.................................................................30

ARTICLE 19 - Quiet Enjoyment.....................................................................................30
                    19.01    Landlord's Covenant.................................................................30
                    19.02    Subordination.......................................................................31
                    19.03    Notice to Mortgagee.................................................................31
                    19.04    Other Provisions Regarding Mortgagees...............................................31

ARTICLE 20 - Defaults; Events of Default.........................................................................32
                    20.01    Defaults............................................................................32
                    20.02    Tenant's Best Efforts...............................................................32
                    20.03    Elimination of Default..............................................................32

ARTICLE 21 - Insolvency..........................................................................................33
                    21.01    Insolvency..........................................................................33

ARTICLE 22 - Landlord's Remedies; Damages on Default.............................................................33
                    22.01    Landlord's Remedies.................................................................33
                    22.02    Surrender...........................................................................34
                    22.03    Right to Relet......................................................................34
                    22.04    Survival of Covenants...............................................................34
                    22.05    Right to Equitable Relief...........................................................35
                    22.06    Right to Self Help; Interest on Overdue Rent........................................35
                    22.07    Further Remedies....................................................................35

ARTICLE 23 - Waivers.............................................................................................35
                    23.01    No Waivers..........................................................................36

ARTICLE 24 - Security Deposit....................................................................................36
                    24.01    Security Deposit....................................................................36

ARTICLE 25 - General Provisions..................................................................................36
                    25.01    Force Majeure.......................................................................36
                    25.02    Notices and Communications..........................................................36
                    25.03    Certificates, Estoppel Letter.......................................................37
                    25.04    Renewal.............................................................................37


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
                    25.05    Governing Law.......................................................................38
                    25.06    Partial Invalidity..................................................................38
                    25.07    Notice of Lease.....................................................................38
                    25.08    Interpretation; Consents............................................................38
                    25.09    Entire Agreement....................................................................38
                    25.10    Parties.............................................................................39

ARTICLE 26 - Miscellaneous.......................................................................................39
                    26.01    Option at Lease Termination.........................................................39
                    26.02    Right of First Offer on Additional Space............................................39
                    26.03    Parking.............................................................................39
                    26.04    Extended Hours HVAC.................................................................39
                    26.05    Moving Expense......................................................................40
                    26.06    Signage.............................................................................40
                    26.07    Balconies...........................................................................40
                    26.08    Refurbish Facility..................................................................40

                                    ARTICLE 2
                                    PREMISES

         2.01      PREMISES.

                   Landlord hereby leases and lets to Tenant, and Tenant hereby takes and hires from Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, the Premises subject to the Permitted Exceptions. Landlord reserves the right to relocate within or without the Premises pipes, ducts, vents, flues, conduits, wires and appurtenant fixtures which service other parts of the Building; PROVIDED that such work is done in such a manner that it does not unreasonably or materially interfere with Tenant's use of the Premises.

         2.02      APPURTENANCES.

                   Tenant may use the Common Areas and the Land as appurtenant to the Premises for the purposes for which they were designed.

                                    ARTICLE 3
                                      TERM

         3.01      TERM COMMENCEMENT.

                   The Lease Term shall commence on the Term Commencement
Date.

         3.02      TERMINATION.

                   The Lease Term shall end on the Lease Termination Date.

                                    ARTICLE 4
                                      RENT

         4.01      BASIC RENT.

                   Tenant shall pay Landlord for the Premises, without offset or deduction and without previous demand therefor, the Basic Rent as annual rent for each Lease Year. Basic Rent shall be paid in equal monthly installments in advance on the first day of each calendar month during the Lease Term. The first installment of Base Rent should be paid on the Rent Commencement Date. Subsequent installments of Basic Rent shall be paid on the first day of every calendar month thereafter. Basic Rent for partial months at the beginning or end of the Lease Term shall be PRO-RATED and paid on the Term Commencement Date and the first day of the calendar month in which the Lease Termination Date is to occur.

         4.02     COMPUTATION OF BASIC RENT.

                  The Basic Rent for each the first four (4) Lease Years shall be stated in Article 1.01 hereof.

                  Basic Rent so determined shall be exclusive of (and in addition to) amounts due hereunder for Taxes, Operating Expenses above the operating base and tax base.

         4.03     (Deleted)

         4.04 RESOLUTION OF DISPUTES WITH RESPECT TO FAIR RENTAL VALUE ARBITRATION.

                  At least One-Hundred Eighty (180) (but not earlier than two hundred forty (240)) days prior to the fourth anniversary of the Term Commencement Date Landlord will notify Tenant of Landlord's estimate of the Fair Rental Value of the Premises. Landlord and Tenant will attempt to negotiate and determine by agreement the Fair Rental Rate for the Premises. Landlord shall provide Tenant with data regarding all basic Lease terms and renewal rates such as contained in Section 1.01 for all other tenants in the existing Building and all similar buildings owned or controlled by Landlord in the Town of Marlborough. If a dispute shall arise between Landlord and Tenant with respect to the determination of Fair Rental Value or if Landlord and Tenant have not agreed on such amount by the date which is One Hundred Twenty (120) days prior to the date which is fourth anniversary of the Term Commencement Date, such dispute shall be determined exclusively by the arbitrators appointed under this Section 4.04.

                  If Fair Rental Value is to be determined by the arbitrators, either Landlord or Tenant may give the other party a written notice setting forth the name of an arbitrator and demanding that the same be arbitrated pursuant to this Section. The other party shall, within 14 days after the receipt of a notice to arbitrate as provided above, appoint their arbitrator and notify the other party in writing of the name and address of their arbitrator so appointed. If within 21 days after the appointment of the second arbitrator the arbitrators have not rendered their decision, or have not come to an agreement a third arbitrator shall be appointed by the arbitrators previously appointed (or in default of such appointment by the President of the Greater Boston Real Estate Board, (or any organization successor thereto) or in his absence, refusal, failure or inability to act, by the then President of the Boston Bar Association (or any organization successor thereto), or in his absence, refusal, failure or inability to act, or in the event that bona fide question shall exist as to the person authorized to appoint the additional arbitrator, by a Judge of the Superior Court of the Commonwealth of Massachusetts in Middlesex County, or of any other Court sitting in Middlesex County succeeding to the jurisdiction and functions now exercised by the Superior Court of the Commonwealth of Massachusetts). In the event that an arbitrator appointed pursuant to this
Section 4.04 shall thereafter die or become unable or unwilling to act, his successor shall be appointed in the same manner provided herein for the appointment of the arbitrator so dying or becoming unable or unwilling to act.

                  All of the arbitrators, however appointed, shall be fit and impartial individuals having at least five (5) years experience in commercial real estate office leasing and financing. Arbitration proceedings shall be conducted in Boston in accordance with the rules of the American Arbitration Association then in effect, but only so far as consistent with the provisions of this Section. The arbitrators shall be sworn faithfully and fairly to determine the questions at issue. They shall afford each party a hearing and the right to submit evidence with the privilege of cross-examination, on the questions at issue, and shall, with all possible speed, make their determination in writing and give written notice of their determination. If the first two arbitrators fail to decide, the decision of the third arbitrator shall be final.

                  Landlord and Tenant shall each be solely responsible for the payment of all fees and expenses of the arbitrator it appointed, and shall share equally the payment of all fees and expenses of the American Arbitration Association (if any) and of a third arbitrator (if any be appointed hereunder).

                                    ARTICLE 5
                                 USE OF PREMISES

         5.01     USE RESTRICTED.

                  The Premises may be used for the Permitted Uses and for no other purpose. No improvements may be made in or to the Premises except as otherwise provided in this Lease.


                                    ARTICLE 6
         TAXES; OPERATING EXPENSES; ESTIMATED COST OF ELECTRICAL SERVICES

         6.01     EXPENSES AND TAXES.

                  If with respect to any Calendar Year, Tenant's Share of (a) Operating Expenses exceeds the Operating Expense Base or (b) Taxes exceeds the Tax Base (whether as the result of an increase in rate or assessment or both), Tenant shall pay to Landlord the amount of each such excess. Any amount due with respect to this Section 6.01 shall be due on the date which is thirty (30) days after receipt by the Tenant of the statement described in
Section 6.02 hereof.

         6.02     ANNUAL STATEMENT OF ADDITIONAL RENT DUE.

                  Landlord shall render to Tenant a statement, showing (i) for the Calendar Year so indicated (a) Taxes and (b) Operating Expenses and
(ii) for the then current Calendar

Year, and estimate for (a) Operating Expense, (b) Taxes and (c) Tenant's obligation under Section 6.01.

         6.03     MONTHLY PAYMENTS OF ADDITIONAL RENT.

                  Tenant shall pay to Landlord in advance for each calendar month of the Lease Term falling between receipt by Tenant of the statement described in Section 6.02 and receipt by Tenant of the next such statement, as Additional Rent an amount equal to 1/12th of Tenant's estimated obligation under Section 6.01 shown thereon. The amount due under this Section 6.03 shall be paid with Tenant's monthly payments of Basic Rent and shall be credited by Landlord to Tenant's obligations under Section 6.01. If the total amount paid hereunder exceeds the amount due under such Section, such excess shall be credited by Landlord against the monthly installments of Additional Rent next falling due or shall be refunded to Tenant upon the expiration or termination of this Lease.

         6.04     ACCOUNTING PERIODS.

                  Landlord shall have the right from time to time to change the periods of accounting hereunder to any other annual period than a Calendar Year, and upon any such change, all items referred to in this
Article 6 shall be appropriately apportioned. In all statements rendered under Section 6.02, amounts for periods partially within and partially without the accounting periods shall be appropriately apportioned, and any items which are not determinable at the time of a statement shall be included therein on the basis of Landlord's estimate and with respect thereof Landlord shall render promptly after determination a supplemental statement and appropriate adjustment shall be made according thereto. With proper notice, Tenant shall have the right to examine the accounting records of the Building at their own expense during normal business hours.

         6.05     ABATEMENT OF TAXES.

                  Landlord may at any time and from time to time make application to the appropriate Governmental Authority for an abatement of Taxes. Landlord shall make such an application at any time tenants occupying more than 60% if the Rentable Area of the Building under written Occupancy Arrangements directly with the Landlord request that Landlord do so. If (i) such an application is successful and (ii) Tenant has made any payment in respect of Taxes pursuant to this Article 6 for the period with respect to which the abatement was granted, Landlord shall (a) deduct from the amount of the abatement all reasonable expenses incurred by it in connection with the application (b) pay to Tenant Tenant's share (adjusted for any period for which Tenant has made a partial payment) of abatement with interest, if any, paid by the Governmental Authority on such abatement and (c) retain the balance, if any.

         6.06     ELECTRIC SERVICE; PAYMENT AS ADDITIONAL RENT.

                  If Tenant is separately metered for their electricity this paragraph does not apply. The Estimated Cost of Electrical Service if applicable, is Landlord's estimate of the cost (on the date hereof) of lighting the Premises and operating Tenant's office equipment. This estimate is based on information supplied to Landlord by Tenant and shall be subject to adjustment as hereinafter set forth. Tenant shall reimburse Landlord for the cost of providing such electrical energy by paying to Landlord the estimated Cost of Electrical Service. Tenant shall pay Landlord (without previous demand therefor) such amount in monthly installments on the same day on which Basic Rent is due. If Tenant (a) connects equipment (i) other than normal office equipment or (ii) which operates in excess of 120 volts nominal to the Building Distribution System, or (b) operates any such equipment beyond normal operating hours, the Estimated Cost of Electrical Service shall be increased by an amount which will reflect the cost to Landlord of the additional electrical service to be furnished by Landlord. If Landlord and Tenant cannot agree on the amount of such increase, such amount shall be conclusively determined by a reputable independent electrical engineer or consulting firm to be selected by Landlord and paid equally by both parties. All additional risers or other equipment required for equipment other than normal office equipment or equipment which operates on 120 volts nominal shall be provided by Landlord, and the cost thereof shall be paid by Tenant.

         6.07     CHANGE IN RATES OR USAGE.

                  The Estimated Cost of Electrical Service is based on current rates for such service and Landlord's good faith estimate of the usage of electricity by Tenant. If at any time after the date of this Lease,
(i) the rates at which Landlord purchases electrical energy from the public utility supplying electrical service to the Building, or any charges incurred or Taxes payable by Landlord in connection therewith shall be increased or decreased or (ii) the usage by Tenant exceeds Landlord's estimate thereof, the Estimated Cost of Electrical Service shall be increased or decreased, as the case may be, by an amount equal to the estimated increase or decrease, as the case may be, in Landlord's cost of furnishing the electricity referred to above as a result of such increase or decrease in rates, charges, taxes or usage.

         6.08     LATE PAYMENT OF RENT.

                  If any installment of fixed rent or additional rent is not received in full within five (5) days of its due date then, in addition to any other rights or remedies of the Landlord, upon demand of Landlord, Tenant shall pay for each month that rental payments are not timely made, a sum equal to five percent (5%) of each unpaid portion of such monthly installment as a liquidated damages charge arising out of and occurring as the result of each such late payment.

                  In the event that Tenant makes three or more late payments of rent during the Term, Landlord may deem such action to constitute an Event of Default sufficient to terminate (i) the Lease, (ii) any provision for exercise by Tenant of any option rights under the Lease or (iii) both.

                                    ARTICLE 7
                 IMPROVEMENTS, REPAIRS, ADDITIONS, REPLACEMENTS

         7.01     PREPARATION OF THE PREMISES.

                  Landlord shall perform Landlord's Work as set forth in Exhibit C. All improvements to the Premises must be of a quality equal to or better than the Building Standard Tenant Finishes. Landlord shall also do the work described in the Working Drawings, subject to the provisions of the Work Letter. If (i) the cost of such work exceeds Landlord's Contribution or (ii) Landlord further agrees to do, at Tenant's request, any Special Work, Tenant shall pay the amount of Tenant's Cost to Landlord in accordance with
Section 9 of the Work Letter.

         7.02     TIME FOR COMPLETION.

                  Landlord shall use due diligence to have the Premises ready for occupancy on or before the Scheduled Occupancy Date. Reference is made to the Work Letter for details of the completion process.

         7.03     NOTICE TO COMMENCE.

                  Approximately fifteen (15) days prior to the Substantial Completion Date, at Tenant's written request, Landlord shall furnish Tenant a notice stating the Term Commencement Date.

         7.04     DELAYS.

                  If Landlord shall be delayed in substantially completing the work in the Premises as the result of:

                           (a) delay in delivery to Landlord of any plans, design work and detailed drawing beyond December 1, 1989, or

                           (b) Tenant's requests for Special Work or change to the Working Drawings.

                           (c) delays in performance by Tenant or any Person employed by Tenant which shall cause delays in the completion of any work to be done by Landlord or which shall otherwise delay the substantial completion of the Premises, or

                           (d) any fault, negligence, omission, or failure to and on the part of Tenant or its agents, contractors, workmen, mechanics, suppliers or invitees.

The Premises shall be deemed to be substantially completed on (and the Term Commencement Date shall be) the Estimated term Commencement Date.

         7.05     TENANT'S ACCESS TO THE PREMISES.

                  Tenant and Tenant's agents, at Tenant's sole risk, may, with Landlord's prior consent, enter the Premises prior to the Term Commencement Date in order to do such work as may be required to make the Premises ready for Tenant's use and occupancy thereof. If Landlord permits such entry prior to the Term Commencement Date, such permission shall be conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees, working in harmony with Landlord and the General Contractor and with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause disharmony or otherwise interfere with the orderly completion of operation of the Building, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours written notice to Tenant. Any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease except the covenant to pay Rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's work and installations made in the Premises or to properties placed therein prior to the Term Commencement Date, the same being at Tenant's sole risk.

         7.06     ALTERATIONS AND IMPROVEMENTS.

                  Tenant shall not make alterations or additions to the Premises except in accordance with plans and specifications therefor first approved by Landlord. Tenant shall not hang shades, curtains, signs, awnings or other materials, attach any materials to or make any change in the appearance of any glass visible from outside of the Premises, add any window treatments of any kind or make improvements or install furniture visible from outside of the Premises, without Landlord's prior written consent not to be unreasonably withheld. Without limitation, Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions except furniture and fixtures which would (a) delay completion of the Premises or the Building, or (b) require unusual expense to readapt the Premises to normal office use upon termination of this Lease or increase (i) the cost of
(a) construction or (b) insurance or (ii) Taxes. All alterations and additions shall be part of the Premises unless and until Landlord shall specify the same for removal in a notice delivered to Tenant on or before the Lease Termination Date. All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by Landlord and such manner as to maintain harmonious labor relations and not to damage the Building or the Premises or interfere with Building operation and, except for installation of furnishings, shall be performed by contractors or workman first approved by Landlord. Except for work done by or through Landlord, Tenant before its work is started shall: secure all licenses and permits necessary therefor deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; and cause each contractor to carry workmen's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and comprehensive public liability insurance with limits as Landlord may reasonably require, but in no event less than $1,000,000.00 and property damage insurance with limits of not less than $1,000,000.00 and have deductibles of no more than $5,000.00 (all such insurance to be written in companies approved by Landlord and insuring Landlord and Tenant as well as the contractors), and to deliver to Landlord certificates of all such insurance. Tenant agrees to pay promptly when due the entire cost of any work done in the Premises by Tenant, its agents, employees or independent contractors, and not to cause or permit any liens therewith to attach to the Premises and immediately to discharge any such liens which may so attach. All construction work done by Tenant, its agents, employees or independent contractors shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and Insurance Requirements. Landlord shall promptly give notice to Tenant of any observed defects.

         7.07     MAINTENANCE.

                  Tenant shall, at all times during the Lease Term, and at its own cost and expense, (i) keep and maintain (or cause to be kept and maintained) the Premises in good repair and condition (ordinary wear and tear and damage by fire or casualty only excepted) and (ii) use all reasonable precaution to prevent waste, damage or injury thereto. Subject to Landlord's provision for basic services.

         7.08     REDELIVERY.

                  On the Lease Termination Date, Tenant shall quit and surrender the Premises free and clear of all tenants, occupants, liens, and encumbrances whatsoever except (i) Permitted Exceptions and (ii) encumbrances, restrictions or reservations caused by or consented to by Landlord. Tenant shall, subject to the provisions of Articles 17 and 18 hereof, surrender the Premises to Landlord broom clean and in good condition and repair (ordinary wear and tear, damage by fire or casualty only excepted) with all damages occasioned by Tenant's removal of Tenant's fixtures or equipment repaired at Tenant's cost to Landlord's satisfaction.

                                    ARTICLE 8
                                BUILDING SERVICES

         8.01     BUILDING SERVICES.

                  Landlord shall furnish, or cause to be furnished, during the Lease Term the Basic Services.

         8.02     OTHER JANITORS.

                  No persons shall be employed by Tenant to do janitorial work in the Premises and no persons other than the janitors of the Building shall clean the Premises unless Landlord shall give its written consent thereto. Any person employed by Tenant with Landlord's consent to do janitorial work shall, while in the Building, either inside or outside the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as agent or servant of said superintendent or of Landlord).

         8.03     ADDITIONAL SERVICES.

                  Tenant will pay the Landlord a reasonable charge for any extra cleaning of the Premises required because of the carelessness or indifference of Tenant and for any Additional Services rendered at the request of Tenant. If the cost of cleaning the Premises shall be increased due to the installation in the Premises, at Tenant's request, of any unique or special materials, finish or equipment, Tenant shall pay the Landlord an amount equal to such increase in cost. All charges for Additional Services shall be due and payable within ten (10) days of the date on which they are billed.

         8.04     LIMITATIONS ON LANDLORD'S LIABILITY.

                  Landlord shall not be liable in damages, not in default hereunder, for any failure or delay in furnishing any Basic Service or Additional Service when such failure or delay is occasioned by Force Majeure or by the act or Default of Tenant. No such failure or delay shall be held or pleaded as eviction or disturbance in any manner whatsoever of Tenant's possession or give Tenant any right to terminate this Lease or give rise to any claim for set-off of any abatement of Rent or of any of Tenant's obligations under this Lease.

         8.05     ELECTRIC SERVICE.

                  Subject to Section 6.06 Landlord shall furnish electrical energy required for lighting the Premises and operating Tenant's office equipment used in the Premises, provided, however, Landlord may, at any time, elect to discontinue the furnishing of electrical energy. Landlord shall pay for the cost of installation of any and all electrical service and additions thereto required by Tenant to use their office equipment, computers and other equipment. Such service and additions are included in Exhibit C and will be provided as part of Landlord's work at Landlord agrees to provide, when needed, at Landlord's expense additional electrical service to increase amount of power (amperage) to Premises. In the event of any such election by
Landlord: (1) Landlord shall give reasonable advance notice of any such discontinuance to Tenant; (2) Landlord shall permit Tenant to receive electrical service directly from the public utility supplying service to the Building and to use (in common with others) the existing feeders, risers, wiring and other electrical facilities serving the Premises for such purpose to the extent they are suitable and safely capable; (3) Landlord shall pay such charge and costs, if any, as such public utility may impose in connection with the installation of Tenant's meters and pay for such other installations as such public utility may require, as a condition to providing comparable electrical service to Tenant; (4) Tenant's obligations under Section 6.06 shall end; and
(5) Tenant shall thereafter pay, directly to the utility furnishing the same, all charges for electrical services to the Premises promptly when due.

                                    ARTICLE 9
                          TENANT'S PARTICULAR COVENANTS

         9.01     PAY RENT.

                  Tenant shall pay when due all Rent and all charges for utility services rendered to the Premises not included in Rent and, as further Additional Rent, all charges of Landlord for Additional Services.

         9.02     OCCUPANCY OF THE PREMISES.

                  Tenant shall occupy the Premises from the term Commencement Date for the Permitted Uses only. Tenant shall not (i) injure or deface the Premises or the Building, (ii) install any sign in or on any window, demising wall or Common Area, (iii) permit in the Premises any flammable fluids or chemicals not reasonably related to the Permitted Uses nor (iv) permit nuisance or any use thereof which is improper, offensive, contrary to any Legal Requirement or Insurance Requirement or liable to render necessary any alteration or addition to the Building.

         9.03     SAFETY.

                  Tenant shall keep the Premises equipped with all safety appliances required by Legal Requirements or Insurance Requirements because of any use made by Tenant. Tenant shall procure all Authorizations so required because of such use and, if requested by Landlord, shall do any work so required because of such use, it being understood that the foregoing provision shall not be construed to broaden in any way the Permitted Uses.

         9.04     EQUIPMENT.

                  Tenant shall not place a load upon the floor of the Premises exceeding the live load for which the floor has been designed; and shall not move any safe or other heavy equipment in, about or out of the Premises except in such a manner and at such a time as Landlord shall in each instance authorize. Tenant shall isolate and maintain all of Tenant's business machines and mechanic equipment which cause or may cause air-borne or structure-born vibration or noise, whether or not it may be transmitted to any other Premises so as to eliminate such vibration or noise.

         9.05     ELECTRICAL EQUIPMENT.

                  Tenant shall not, without prior written notice to Landlord in each instance (i) connect to the Building electric distribution system anything other than normal office equipment and computer equipment. Tenant's use of electrical energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors or equipment in or otherwise serving the Premises. Tenant shall not, without prior written notice to Landlord in each instance, connect to the Building electric distribution system any fixtures, appliances or equipment which operate on a voltage in excess of 120 volts or 220 volts with a properly certified transformer nominal or make any alteration or addition to the electric system of the Premises.

         9.06     PAY TAXES.

                  Tenant shall pay promptly when due all Taxes upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomsoever assessed.

                                   ARTICLE 10
                        REQUIREMENTS OF PUBLIC AUTHORITY

         10.01     LEGAL REQUIREMENTS.

                   Tenant shall, at its own cost and expense, promptly observe and comply with all Legal Requirements. Tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands, that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the covenants of this Article 10.

         10.02     CONTESTS.

                   Tenant shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, in the name of the Tenant, or Landlord (if legally required), or both (if legally required), without cost, expense, liability or damage to Landlord, the validity or application of any Legal Requirement and, if compliance with any of the terms of any such Legal Requirement may legally be delayed pending the prosecution of any such proceeding, Tenant may delay such compliance therewith until the final determination of such proceeding.

                                   ARTICLE 11
                             COVENANT AGAINST LIENS

         11.01    MECHANICS LIENS.

                  Landlord's right, title and interest in the Premises or the Land or the Building shall not be subject to or liable for liens of mechanics or materialmen for work done on behalf of Tenant in connection with improvements to the Premises. Notwithstanding such restriction, if because of any act or omission of Tenant, any mechanic's lien or other lien, charge or order for payment of money shall be filed against any portion of the Premises or the Land or the Building, Tenant shall, at its own cost and expense, cause the same to be discharged of record or bonded within thirty (30) days after the filing thereof.

         11.02    RIGHT TO DISCHARGE.

                  Without otherwise limiting any other remedy of Landlord for default hereunder, if Tenant shall fail to cause such liens to be discharged of record or bonded within the aforesaid thirty (30) day period or to satisfy such liens within (30) days after any judgement in favor of such lien holders from which no further appeal might be taken then Landlord shall have the right to cause the same to be discharged. All amounts paid by Landlord to cause such liens to be discharged shall constitute Additional Rent.

                                   ARTICLE 12
                               ACCESS TO PREMISES

         12.01    ACCESS.

                  Landlord or Landlord's agents and designers shall have the right, but not the obligation, to enter upon the Premises at all reasonable times during ordinary business hours to examine same and to exhibit the Premises to prospective purchasers and tenants, but in the latter case only during the last six (6) months of the Lease Term.


                                   ARTICLE 13
                ASSIGNMENT AND SUBLETTING: OCCUPANCY ARRANGEMENTS

         13.01    SUBLETTING AND ASSIGNMENT.

                  Tenant shall not (either voluntarily or by operation of law) enter into a Prohibited Occupancy Arrangement, and any Prohibited Occupancy Arrangement shall be absolutely void and ineffective for any purpose. Tenant shall not enter into any other Occupancy Arrangement, either voluntarily or by operation of law, (other than with a Person who is Affiliate of Tenant for a period ending when, as and if such Person ceases to be Affiliate of Tenant without the prior written consent of Landlord, not to be unreasonably withheld.

                  If Tenant intends to enter into a Occupancy Arrangement which requires Landlord's consent, Tenant shall so notify Landlord writing, stating the name of (and a financial statement with respect to) the Person whom Tenant intends to enter into such Arrangement, the exact terms of the Arrangement and a precise description of the portion of the Premises intended to be subject thereto. Within ten (10) business days of receipt of such writing, Landlord shall either (i) consent to such Occupancy Arrangement or (ii) terminate this Lease with respect to so much of the Premises as is intended to be subject thereto.

                  If the Landlord consents to such Occupancy Arrangement, Tenant shall (i) enter into such Arrangement on the exact terms described to Landlord within fourteen (14) days of Landlord's consent or comply again with their terms of this Section and (ii) remain liable for the payment and performance of the terms and covenants of this Lease. If Tenant enters into such an Arrangement, Tenant shall pay to Landlord when received the excess, if any, of amounts received in respect of such Occupancy Arrangement over the Rent.

                  If Landlord terminate this Lease, all Rent due shall be adjusted as of the day the Premises (or portion thereof) are redelivered to Landlord. Any portion of the Premises so redelivered shall be in the condition specified in Section 7.08 hereof.


                                   ARTICLE 14
                                   INDEMNITY


         14.01    TENANT'S INDEMNITY.

                  To the fullest extent permitted by law, Tenant shall indemnify and save harmless Landlord from and against any and all liability; damage, penalties or judgements and from and against any claims, actions, proceedings and expenses and costs in connection therewith, including reasonable counsel fees arising from injury to person or property sustained by anyone in and about or omission of Tenant, or Tenant's officers, agents, servants, employees, contractors, subleases or invitees. Tenant shall, at its own cost and expense, defend any and all suits or actions (just or unjust) in which Landlord may be impleaded with others upon any such above mentioned matter, claim or claims, except as may result from the act as set forth in Section 14.02. All merchandise, furniture, fixtures and property of every kind, nature and description of Tenant or Tenant's employees, agents, contractors, invitees, visitors, or guests which may be in or upon the Premises, the Land or the Building during the Lease Term shall be at the sole risk and hazard of Tenant and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed by reason of any cause or reason whatsoever, other than the gross negligence or willful default of Landlord, no part of said damage or loss shall be charged to or borrowed by Landlord.

         14.02    LANDLORD'S LIABILITY.

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

                  Except for its intentional acts or gross negligence or the intentional acts or gross negligence of its officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or improvements, or to any person or persons, at any time in the Premises, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, invitees, customers or subleassee.

                                   ARTICLE 15
                                   INSURANCE

         15.01    LIABILITY INSURANCE.

                  Tenant shall provide or cause to be provided at its expense; and keep in force during the Lease Term, general comprehensive liability insurance in a good and solvent insurance company or companies licensed to do business in the Commonwealth of Massachusetts, selected by Tenant, and reasonably satisfactory to Landlord, and in an amount reasonably required by Landlord but in any event not less than One Million Dollars ($1,000,000.00) with respect to injury or death to any one person and One Million Dollars ($1,000,000.00) with respect to injury or death to more than one person in any one accident or other occurrence and One Million Dollars ($1,000,000.00) with respect to damages to property. Such policy or policies shall include Landlord as an additional insured and have deductibles of no more than $5,000.00. Tenant agrees to deliver certificates of such insurance to Landlord as of the date hereof and thereafter not less than ten (10) days prior to the expiration of such policy. Such insurance shall not be cancellable without thirty (30) days' written notice to Landlord.

         15.02    CASUALTY INSURANCE.

                  Tenant shall cause its improvements to the Premises to be insured for the benefit of Landlord and Tenant as their respective interests may appear, against loss or damage by fire and customary extended coverage in an amount equal to (i) the replacement value thereof, if insurance in such amount is available, or (ii) the amount necessary to avoid the effect of co-insurance provisions of the applicable policies. Certificate thereof shall be delivered to Landlord, Landlord shall, at Tenant's cost and expense, cooperate fully with Tenant and execute any and all consents and other instruments and take all other actions necessary to obtain the largest possible recovery. Landlord shall not carry any insurance concurrent in coverage and contributing in the event of loss with a insurance required to be furnished by Tenant hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made under Tenant's insurance.

                                   ARTICLE 16
                              WAIVER OF SUBROGATION

         16.01    WAIVER OF SUBROGATION.

                  All insurance policies carried by either party covering the Premises, including but not limited to contents, fire and casualty insurance, shall expressly waive any right on the part of the insurer to make any claim against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement.

         16.02    WAIVER OF RIGHTS.

                  Landlord and Tenant each hereby waive all claims, causes of action and rights of recovery against the other and their respective partners, agents, officers and employees, for any damage to or destruction of persons, property or business which shall occur on or about the Premises and shall result from any of the perils insured under any and all policies of insurance maintained by Landlord and Tenant, regardless of cause, including the negligence and intentional wrong doing of either party and their respective agents, officers and employees but only to the extent of recovery, _____ any under such policy or policies of insurance; provided however, that this waiver shall be invalidated by reason of this waiver.

                                   ARTICLE 17
                              DAMAGE OF DESTRUCTION

         17.01    SUBSTANTIAL DAMAGE.

                  If the Building or any part thereof shall be damaged by free or other casualty to the extent that substantial alteration or reconstruction of 25% of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged) or if as payable be used to retire the mortgage debt, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage. If this Lease is so terminated, Rent shall be abated as of the date of such damage.

         17.02    RESTORATION.

                  If Landlord does not terminate this Lease pursuant to Section 17.01, Landlord shall, (i) abate Tenant's rent for the unusable portion of premises until that portion becomes usable, (ii) within seventy-five (75) days after receipt by Landlord of the Proceeds payable in respect of such fire or other casualty, proceed with reasonable diligence to repair and restore the Building (subject to Force Majeure) to substantially the same condition in which it was immediately prior to the occurrence of the casualty to the extent of Landlord's Work and the value of Landlord's Contribution. Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, furnishings or fixtures or equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, Landlord shall allow

Tenant an Abatement of Rent during the time and to the extent the Premises are unfit for occupancy.

                                   ARTICLE 18
                                 EMINENT DOMAIN

         18.01    TOTAL TAKING.

                  If the Premisses or the Building should be the subject of a Total Taking, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority.

         18.02    PARTIAL TAKING.

                  If there occurs a Partial Taking, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date the Building or Premises is taken by the condemning authority. If upon such Partial Taking this Lease is not terminated, Rent shall be abated by an amount representing that part of the Rent properly be allocable to the portion of the Premises so taken and Landlord shall, at Landlord's sole expense, restore and reconstruct the Building and the Premises to substantially their former condition to the extent that the same, in Landlord's judgement, may be feasible, but such work shall not exceed the scope of Landlord's Work and the value of Landlord's Contribution. The Landlord shall have no liability for interruption of tenant's business.

         18.03    AWARDS AND PROCEEDS.

                  All Proceeds payable in respect of Taking shall be the property of Landlord. Tenant hereby assigns to Landlord all rights of Tenant in or to such Proceeds, provided that Tenant shall be entitled to separately petition the condemning authority for a separate award for its moving expenses and trade fixtures but only if such a separate award will not diminish the amount of Proceeds payable to Landlord.

                                   ARTICLE 19
                                 QUIET ENJOYMENT

         19.01    LANDLORD'S COVENANT.

                  Provided that an Even of Default has not occurred and if not then continuing, Tenant shall, subject to the Permitted Exceptions, quietly have and enjoy the Premises during the Lease Term, without hindrance or molestation from any Person lawfully claiming by, through or under Landlord.

         19.02    SUBORDINATION.

                  This Lease is and shall be subject and subordinate to a mortgage now or hereafter on the Building and to each advance made or hereafter to be made under any mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefore. This Section 19.02 shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord or any mortgagee may request. In the event that may mortgagee shall succeed to the interest of Landlord then this Lease shall terminate, or, at the option of such mortgagee, this Lease shall nevertheless continue in full force and effect and Tenant shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee and to recognize such mortgagee as its Landlord.

         19.03    NOTICE TO MORTGAGEE.

                  No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination or such obligations or a termination of this Lease unless
(i) Tenant shall have first given written notice of Landlord's at or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to tenant's rights; and (ii) such mortgagees, after receipt of such notice, have had the opportunity to cure such default within a reasonable time thereafter; but nothing contained in this Section 19.03 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above shall mean a period of not less than thirty (30) Business Days and shall include (but not be limited to) a reasonable time to obtain possession of the Building if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.

         19.04    OTHER PROVISIONS REGARDING MORTGAGEES.

                  If this Lease or the Rent due hereunder is assigned to a mortgagee as collateral security for a loan, no such mortgagee shall be deemed to have assumed any of Landlord's obligations hereunder solely as a result of said assignment. A mortgagee to whom this Lease has been so assigned shall be deemed to have assumed such obligations only if (i) by the terms of the instrument of assignment such mortgagee specifically elects to assume such obligations of (i) such mortgagee has (a) foreclosed its mortgage, (b) accepted a deed in lieu thereof, of (c) taken possession of the Premises by entry or otherwise. Even if such mortgagee assumes the obligations of Landlord hereunder,
(i) any such obligation under Section 24.01 to return the Security Deposit to the Tenant shall be limited to the amount actually received by the mortgagee with respect thereto, and (ii) such mortgage will be liable for breaches of any Landlord's obligations hereunder only to the extent such breaches occur during the period of ownership by the mortgagee after foreclosure (or any conveyance by a deed in lieu thereof), all as set forth in Section 25.10 hereof. Tenant may from time to time, at mortgagees request, be required to provide mortgagee with certain financial information pertaining to the Tenant as mortgagee may reasonably request.

                                   ARTICLE 20
                           DEFAULTS; EVENTS OF DEFAULT

         20.01    DEFAULTS.

                  The following shall, if any requirement of notice or lapse of time or both has not been met, constitute Defaults, and, if such requirements for notice or lapse of time have been met, constitute Events of Default hereunder:

                           (1) Occurrence of any event set forth in Article 21 hereof;

                           (2) The failure of Tenant to pay Rent when the same shall be due and payable and the continuance of such failure for a period of ten (10) days after receipt by Tenant of notice in writing from Landlord specifying such failure;

                           (3) The failure of Tenant to observe any covenant made by it in Sections 13.01, 15.01 and 25.03 hereof and;

                           (4) The failure of Tenant to keep, observe or perform any of the other covenants, conditions and agreements herein contained on Tenant's part to be kept, observed or performed and the continuance of such failure without the curing of same for a period of twenty (20) days after receipt by Tenant of notice in writing from Landlord specifying in reasonable detail the nature of such failure.

         20.02    TENANT'S BEST EFFORTS.

                  In the event hat the Default of which Landlord gives notice is of such a nature that it cannot be cured within such twenty (20) day period, then such Default shall not be deemed to be an Event of Default so long as Tenant, after receiving such notice, proceeds to cure the Default as soon as reasonably possible and continues to take all steps necessary to complete the same within a period of time which, under all prevailing circumstances, shall be reasonable. No Default shall be deemed to be an Event of Default if and so long as Tenant shall be so proceeding to cure the same in good faith or be delayed in or prevented from curing the same by reason of Force Majeure.

         20.03    ELIMINATION OF DEFAULT.

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

                  Notwithstanding anything to the contrary contained in this
Article 20, in the event that hereinabove provided, such Default(s) shall be deemed never to have occurred and Tenant's right hereunder shall continue unaffected by such Defaults.

                                   ARTICLE 21
                                   INSOLVENCY

         21.01    INSOLVENCY.

                  If (1) there occurs with respect to Tenant an Insolvency or
(2) any execution or attachment is issued against Tenant or any of its property and as a result thereof the Premises are taken or occupied by some Person other than the Tenant, except as may herein be permitted, then an Event of Default hereunder shall be deemed to have occurred so that the provisions of Article 22 hereof shall become effective and Landlord shall have the rights and remedies provided for therein.

                                   ARTICLE 22
                     LANDLORD'S REMEDIES; DAMAGES ON DEFAULT

         22.01    LANDLORD'S REMEDIES.

                  If an Event of Default shall occur and be continuing, Landlord may, at its option, give to Tenant a notice terminating the Lease upon a date specified in such notice, which date shall be not less than three (3) Business Days after the date specified in said notice, the term and estate hereby vested in tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully an with like effect as if the entire Lease Term had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

                  If such Event of Default results from Tenant's failure pay Tenant's Cost as required by Section 7.01 hereof and the Work Letter Landlord may, at its option, in addition to or in lieu of the other remedies available to Landlord, refuse Tenant access to the Premises. In such event the Term Commencement date shall be the earlier of (i) the date determined in accordance with Section 7.04 (ii) the Substantial Completion Date.

                  If such Event of Default results form tenant's failure pay a charge for an Additional Service pursuant to Section 8.03 hereof, Landlord may, without further notice to Tenant, discontinue any or all of such Additional Services.

                  If an Event of Default shall occur and the continuing, Landlord shall be relieved of its undertaking under Article 13 hereof.

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

         22.02    SURRENDER.

                  Upon any termination of this Lease as the result of an Event of Default, Tenant shall quit and peacefully surrender the Premises to Landlord, upon or at any time after any such termination, Landlord may without further notice enter the Premises and possess itself thereof by summary proceedings or otherwise, any may dispossess Tenant and remove Tenant and all other Persons and property from the Premises and may have, hold and enjoy the Premises and the right to receive all rental income of and from the same.

         22.03    RIGHT TO RELET.

                  At any time from time to time after any such termination, Landlord may relet the Premises or any part thereof, in the name of Landlord or otherwise, for such terms or terms (which may be greater of less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions or free rent) as Landlord, in its reasonable discretion, may determine and may collect and receive the rents therefor. These sublet payments shall be credited to Tenant's rental payments due. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

         22.04    SURVIVAL OF COVENANTS.

                  No such termination of this Lease shall relieve Tenant of its liability and obligations under this Lease an such liability and obligations shall survive any such termination. Tenant shall indemnify and hold Landlord harmless from all loss, cost, expenses damage of liability arising out or in connection with such termination.

                  In the event of any such termination, Tenant shall pay to the Landlord the Rent up to the date of such termination. Tenant shall also pay to Landlord, on demand, as and for liquidated and agreed damages for Tenant's Default, the difference between

                           (1) the aggregate Rent which would have been payable under this Lease by Tenant form the date of such termination until the Stated Expiration Date, less

                           (2) the fair and reasonable rental value of the Premises for the same period, excluding all of Landlord's reasonable estimate of expenses to be incurred in connection with reletting the Premises, including, without limitation, all repossess costs, brokerage commission, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation for such reletting.

                  If the Premises or any part thereof are relet by the Landlord before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be, PRIMA FACIE, the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

                  Nothing herein contained shall limit or prejudice the right of the Landlord to prove and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by an statute of rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

         22.05    RIGHT TO EQUITABLE RELIEF.

                  If there shall occur a Default or threatened Default, Landlord shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

         22.06    RIGHT TO SELF HELP; INTEREST ON OVERDUE RENT.

                  If an Event of Default shall occur and be continuing, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such Default. In performing such obligation, Landlord may make any payment of money or perform any other act. The aggregate of (i) all sums so paid by Landlord, (ii) interest (at the rate of 1 1/2% per month or the highest rate permitted by law, whichever is less) on such sum PLUS all Rent not paid when due and (iii) all necessary incidental costs and expenses in connection with the performance of any such act by Landlord, shall be deemed to be Rent under this Lease and shall be payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

         22.07    FURTHER REMEDIES.

                  Upon any termination of this Lease pursuant to Section 22.01, or at any time thereafter, Landlord may, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, re-enter the Premises, and recover possession thereof and may dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statute(s); but Tenant in such case shall remain liable to Landlord as hereinbefore provided.

                                   ARTICLE 23
                                    WAIVERS

         23.01    NO WAIVERS.

                  Failure of Landlord to complain of any act or omission on the part of Tenant no matter how long the same may continue, shall not be deemed to be a waiver by said Landlord of any of its rights hereunder. No waiver by any provision of this Lease shall be deemed a waiver of a breach of the same or any other provision. No acceptance by Landlord of any partial payment shall constitute an accord or satisfaction but shall only be deemed a partial payment on account.

                                   ARTICLE 24
                                SECURITY DEPOSIT

         24.01    SECURITY DEPOSIT.

                  Tenant has deposited the Security Deposit with Landlord. Landlord shall hold the Security Deposit as security for the full and faithful payment or performance by Tenant of its obligations under this Lease and not as a prepayment of Rent. Landlord may commingle the Security Deposit with other funds of Landlord but shall be liable to Tenant for the payment of interest at the rate of 5% per annum thereon. Landlord may expend such amounts form the Security Deposit as may be necessary to cure any Default and, in such case, Tenant shall pay to Landlord the amount so expended, on demand. Landlord may assign the Security Deposit to any subsequent owner of the Building and thereafter Landlord shall have no further liability to Tenant with respect thereto. As soon as reasonably practicable after the Lease Termination Date, Landlord shall (i) inspect the Premises (ii) make such payments form the Security Deposit as may be required to cure any outstanding Events of Default hereunder and (iii) if no Event of Default is then continuing, pay the balance of the Security Deposit to Tenant.


                                   ARTICLE 25
                               GENERAL PROVISIONS

         25.01    FORCE MAJEURE.

                  In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of Force Majeure, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

         25.02     NOTICES AND COMMUNICATIONS.

                  All notices, demands, requests and other communications provided for or permitted under this Lease shall be in writing, either delivered by hand or sent by first class mail, postage prepaid, to the following address:

                  (a) if to Landlord at the address stated in Section 1.01 hereof, or at such other address as the Landlord shall have designated in writing to the Tenant, with a copy to such Persons as Landlord shall have designated in writing to Tenant, or

                  (b) if to Tenant at the address stated in Section 1.01 hereof, or at such other address as the Tenant shall have designated in writing to the Landlord, with a copy to such Persons as Tenant shall have designated in writing to Landlord.

                  Any notice provided for herein shall become effective only upon and at the time of receipt by the Person to whom it is given, unless such notice is mailed by first-class registered or certified mail, in which case it shall be deemed to be received on (i) the third Business Day following the mailing thereof or (ii) the day of its receipt, if a Business Day, or the next succeeding Business Day, whichever of (i) or (ii) shall be the earlier.

         25.03    CERTIFICATES, ESTOPPEL LETTER.

                  Either party shall, without charge, at any time and form time to time hereafter, within ten (10) days after written request of the other, certify by written instrument duly executed and acknowledged to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any Person specified in such request; (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment, (b) as to the validity and force constituted, (c) as to the existence of any Default or Event of Default, (d) as the existence of any offsets counterclaims or defenses thereto on the part of such other party, (e) as to the Term Commencement Date and Stated Expiration Date, and (f) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the party requesting it and any other Person to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the party executing same.

                  Tenant shall in addition, within 5 Business Days of the Term Commencement Date, execute and deliver to Landlord a tenant estoppel letter substantially in the form attached hereto as Exhibit I.

         25.04    RENEWAL.

                  If this Lease is renewed or extended the provisions of Sections 7.01, 7.02, 7.03, 7.04, and 7.05 of Article 7 hereof shall not apply.

         25.05    GOVERNING LAW.

                  This Lease and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the Commonwealth of Massachusetts.

         25.06    PARTIAL INVALIDITY.

                  If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         25.07    NOTICE OF LEASE.

                  The parties will at any time, at the request of either one, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a Notice of Lease, setting forth a description of the Premises, the Lease Term and any other portions thereof, excepting the rental provisions, as wither party may request. Cost of review and recording to be borne by Tenant.

         25.08    INTERPRETATION; CONSENTS.

                  The section headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. The term "Landlord" whenever used herein, shall mean only the owner at the time of Landlord's interest herein, and shall upon any sale or assignment (other than as collateral security for a loan) of the interest of Landlord herein, its respective successors in interest and/or assigns shall, during the term of ownership of its respective estates herein, be deemed to be Landlord and the liability of Landlord, if any, hereunder shall in any even be limited to the Landlord's interest in the Building.

                  Subject to the provisions of the third sentence of Section
7.06 and except for the consents of Landlord required pursuant to the second sentence of Section 7.06 and Article 13 hereof, consents or approvals required or requested of either Landlord or Tenant shall not be unreasonably withheld or delayed.

         25.09     ENTIRE AGREEMENT.

                  No oral statement or prior written matter shall have any force or effect. This Agreement shall not be modified or cancelled except by writing subscribed to all parties.

         25.10    PARTIES.

                  Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Lease shall be binding upon the heirs, successors and assigns of the parties hereto.


                                   ARTICLE 26
                                  MISCELLANEOUS

         26.01    OPTION AT LEASE TERMINATION.

                  Tenant has the right to renew this Lease for 3 two (2) year options at then fair market value. Tenant must deliver to Landlord written notice by certified mail of its intent to exercise each option a minimum of six
(6) Months prior to Lease expiration.

         26.02    RIGHT OF FIRST OFFER ON ADDITIONAL SPACE.

                  Tenant shall have the right of first offer on any space not under agreement on the 3rd Floor. Any expansion space leased pursuant tot his paragraph must be leased, at Fair Market Value, a minimum of two (2) years under the same terms and conditions as provided in this Lease.

                  Tenant shall have the right of first offer on any basement storage space not under agreement on or after February 1, 1990. Tenant shall have the right to utilize any unleased basement secured storage space at no cost to Tenant.

         26.03    PARKING.

                  Tenant shall be allotted twelve (12) assigned "Viewlogic Parking" spaces. Landlord guarantees to allocate, if needed, one (1) parking space for every 275 square feet of rentable space rented if by Tenant. Allocation of parking spaces will be deemed to be needed Tenant's employees can not consistently find parking spaces. Tenant will be solely responsible for enforcing parking rules. Any and all costs incurred in enforcing parking rules for any parking space allocated pursuant to this paragraph is the responsibly of the Tenant.

         26.04    EXTENDED HOURS HVAC.

                  Tenant shall have extended hours available for HVAC. Extended hours shall be defined as 7:00 PM - 7:00 AM Monday through Friday and with 48 hours prior notice, Saturday (except the 4th floor which will be air conditioned on Saturdays without prior notice) and any time on Sunday or holidays. The billable rates for air-conditioning shall be:

                    $25.00 per hour plus an additional $5.00 per hour for every 10,000 square feet of air conditioned space.

The billable rates for heat shall be:

                  $10.00 per hour plus an additional $5.00 per hour for every 10,000 square feet of heated space.

         26.05    MOVING EXPENSE.

                  Landlord agrees to move Tenant to Bronx Park II at Landlord's expense. Landlord to provide liability insurance reasonably sufficient to cover the actual replacement cost of any Tenant property lost or damaged in connection with such move and shall in any event, indemnify and hold Tenant harmless for any loss to Tenant negligence, arising out of such move. Landlord has the option to perform the move through a duly-licensed third party mover reasonably satisfactory to Tenant.

         26.06    SIGNAGE.

                  Landlord to provide, subject to the approval of all parties, two back lighted signs; one on Boston Post Road and one at entrance to building near flag poles.

         26.07    BALCONIES.

                  Furniture is permitted on outside balconies subject to Landlord's approval. Tenant acknowledges that it has liability insurance reasonably sufficient to cover any property lost or damage from such furniture and use of balconies. Tenant agrees to indemnity and hold Landlord harmless for any loss form the use of balconies of furniture on balconies.

         26.08    REFURBISH FACILITY.

                  Landlord agrees to refurbish facility, as needed, at the end of 3-1/2 years from occupancy date, providing the Tenant exercises its renewal option under the terms and conditions provide in Article 26.01. Refurbishing to include painting and carpeting where necessary at no charge to Tenant.

Executed as a sealed instrument as of the 16th day of November, 1989.

                                           Rosewood III Associates, L.P.
                                           (Landlord)

                                           By: /s/ Eligible
                                              ----------------------------------

                                           Rosewood Development Corporation

                                           By: /s/ Marc R. Verreault
                                              ----------------------------------
                                              Marc R. Verreault,
                                              Vice President of Finance

                                           Viewelogic Systems, Inc.
                                           (Tenant)

                                           By: /s/ Eligible
                                              ----------------------------------

                                      INDEX

                                      LEASE



             Exhibit B:            PLAN SHOWING TENANT'S SPACE

             Exhibit C:            MEMORANDUM OF WORK AND
                                   INSTALLATIONS TO BE INITIALLY PERFORMED
                                   AND FURNISHED N THE PREMISES.

             Exhibit D:            LIST OF DRAWINGS AND SPECIFICATIONS FOR
                                   BASIC BUILDING.

             Exhibit F:            SERVICES BY LANDLORD

             Exhibit G:            RULES AND REGULATIONS

             Exhibit H:            NON-DISTURBANCE AND ATTORNMENT AGREEMENT

             Exhibit I:            ESTOPPEL LETTER

                              293 BOSTON POST ROAD

                             MARLBORO, MASSACHUSETTS

                                    EXHIBIT B

                          (PLAN SHOWING TENANT'S SPACE)

         Any discrepancy between this Exhibit B and Exhibit C shall be resolved in favor of Exhibit B.

                              293 BOSTON POST ROAD

                             MARLBORO, MASSACHUSETTS

                                    EXHIBIT C

                      MEMORANDUM OF WORK AND INSTALLATIONS
             TO BE INITIALLY PERFORMED AND FURNISHED IN THE PREMISES

         Landlord, at its expense, shall furnish and install in accordance with construction drawings and specifications prepared and approved pursuant to Landlord's work, the following materials and work (all to be building standard unless otherwise expressly stated) in the initial preparation of the Premises for Tenant's occupancy.


1.       DEMISING PARTITIONS

         A. PARTY WALL PARTITIONS separating Tenant spaces shall be constructed of 3 1/2" metal studs with one layer of 1/2" gypsum wall board on each side, or equivalent, and shall extend to the underside of structural deck above. Demising walls shall contain 2 1/2" roll-type fiberglass sound installation. Exposed wall surfaces will be taped and patched in preparation for wall finishes.

         B. CORRIDOR WALL PARTITIONS separating Tenant spaces from a common hallway shall be 3 1/2" metal studs with one layer of 5/8" gypsum wall board on each side, or equal, and shall extend to the underside of structural deck above. Corridor wall partitions shall contain 2 1/2" roll-type fiberglass sound insulation. Exposed wall surfaces will be taped and patched in preparation for wall finishes.

2.       INTERIOR PARTITIONS

                  Walls within the Tenant space shall be constructed of 2 1/2" metal studs with one layer of 1/2" gypsum wall board on each side, and extend to the finished ceiling or penetrate the finished ceiling at the option of the Landlord. Exposed wall surfaces will be taped and patched in preparation for wall finishes. The allowance for interior partitions shall be 1 LINEAL FOOT PER 17 SQUARE FEET OF NET FLOOR AREA.

3.       CEILINGS

         A. Mechanically suspended 2" x 4' exposed metal grid with low-gloss color coordinated finish to match specified ceiling panels.

         B. 2' x 4' acoustical lay in panels. Ceiling height to be 8' x 0' min.

4.       DOORS

         A.       INTERIOR DOOR PACKAGE

                  One (1) Interior Door Package will be allowed for every 40 LINEAL FEET of allowed wall construction and shall consist of:

                  (1) 3' -0" x 8' x 1 3/4" solid core hardwood veneer door in a pressed (16 gage) metal frame.

                  One and one-half pair of butts.

                  One standard passage set.

                  One standard door stop as required.

         B.       ENTRANCE DOORS TO LEASE AREAS

                  One (1) Entrance Door Package will be allowed for each Tenant space, and shall consist of:

                  (1) 3' -0" x 8' -0" x 1 3/4" solid core veneer oak door in a pressed (16 gage) metal frame.

                  One and one-half pair butts.

                  Chrome lever handle hardware.

                  One standard door stop as required.

5.       FLOOR & WALL BASE

         A.       TENANT SPACES-Carpeting as provided by Landlord.

         B. Common areas to receive carpet or other flooring as traffic patterns indicate. Color and materials shall be designated by the Landlord.

6.       PAINTING & WALL COVERINGS

         A. Tenant wall surfaces will receive (2) coats of latex paint. Color designated by Tenant.

         B. Entrance doors will receive (1) coat of clear sealer and (2) coats of clear semi-gloss finish.

         C. Tenant's interior doors (to the extent of the Tenant's allowance) shall receive same as above.

         D. Pressed metal door frames to be finished in building standard color as selected by Landlord.

         E. Corridors, lobbies and toilet rooms shall be finished as selected by the Landlord.

         F.       Painted Viewlogic lettering on Reception area glass.

7.       LIGHTING

         A. Recessed 2' x 4' fluorescent troffer fixtures with Parabolic Lenses accommodating four (3/4) cool white 40-watt fluorescent tubes. ONE (1) SUCH INSTALLED FIXTURE WILL BE ALLOWED FOR EVERY 100 SQUARE FEET OF NET FLOOR AREA.

         B. Wall switches shall be single pole silent type. ONE (1) SUCH SWITCH SHALL BE ALLOWED FOR EVERY 350 SQUARE FEET OF NET FLOOR AREA. Each private office shall have at least one (1) wall switch which will be included as part of the above allowance.

         C. Fixtures, as required, either fluorescent or incandescent, shall be installed in all common areas and maintained by Landlord.

8.       ELECTRICAL SERVICE

         A. ONE (1) DUPLEX WALL OUTLET WILL BE PROVIDED FOR EVERY (100) SQUARE FEET OF NET FLOOR AREA.

9.       TELEPHONE

                  Installation of wall outlets and wiring shall be provided by a telephone company at the Tenant's expense, subject to the approval by Landlord.

10.      HEATING, VENTILATION AND AIR CONDITIONING

                  The Landlord will provide a zoned heating, ventilating and air conditioning system.

11.      PARKING AREA

                  A passenger vehicle parking area will be provided and maintained by the Landlord. Special areas will be designated for the handicapped.

12.      LANDSCAPING

                  The grounds and parking areas will be landscaped as specified by the Landlord. All landscaped areas will be maintained by the Landlord.

                  Landlord to provide one-half (1/2) length basketball court with regulation height basket.

13.      STAIRCASE

                  Landlord to install center staircase between floors 4 and 5.

14.      TOILET ROOMS

                  A men's toilet and a women's toilet will be maintained on each floor. Toilet rooms will be designed for the handicapped on the ground floor for accessibility. Each toilet room will be suitably ventilated and equipped with metal toilet stall partitions.

15.      MISCELLANEOUS PLUMBING CONNECTIONS

                  Cold water and plumbing drains are available at the Building core for connection to Tenant facilities at the Tenant's expense. Connection to be done only by licensed plumber and with Landlord's approval.

16.      FIRE PROTECTION SYSTEM

                  Hazardous use of the Tenant's space may require special fire protection systems beyond those normally furnished in the Building. Such additional systems shall be installed at the Tenant's expense.

17.      ELEVATOR

                  The Landlord shall provide and maintain a fully automatic passenger/service elevator to be located in the core area of the Building.

18.      FLOOR LOADING

                  The design floor live loading of tenant spaces is 50 pounds per square foot, uniformly distributed. Use of the Tenant's space which exceeds the Building design may require additional structural support at the Tenant's expense.

19.      OTHER

                  All build-out shown in Exhibit B including built-in cabinets and reception area.

                              293 BOSTON POST ROAD
                             MARLBORO, MASSACHUSETTS

                                    EXHIBIT D

            (LIST OF DRAWINGS AND SPECIFICATIONS FOR BASIC BUILDING)


Site Plan # by Greenman Pederson, Inc. Engineering.

A- through A- dated by Anderson Nichols, Inc., 150 Causeway Street, Boston,
Mass.

                              293 BOSTON POST ROAD
                             MARLBORO, MASSACHUSETTS

                                    EXHIBIT F

                      SERVICES TO BE FURNISHED BY LANDLORD
                            (AS COMMON AREA EXPENSES)

A. Replacement of fluorescent tubes and starters in overhead parabolic light fixtures as needed.

B.       Hot and cold water for lavatory and drinking purposes.

C. Toilet supplies including soap, paper or cloth towels, and toilet tissue for lavatories.

D. Janitor services in accordance with the following schedule and to be accomplished unless otherwise indicated, five nights per week after Tenant's normal working hours:


         ENTRANCE DOORS:            Entrance glass will be cleaned nightly.

         ENTRANCE FLOOR:            Entrance floor will be polished nightly.

         BROADLOOM:                 All carpeted areas will be vacuumed nightly.
                                    Broadloom will be shampooed upon request, at an additional cost to Tenant. Carpet will be spot cleaned every six (6) months as a common area expense.

         WASTEPAPER CONTAINERS:     Wastepaper containers will be emptied
                                    nightly; plastic liner bags will be provided for wastepaper containers; liners will be changed once a week.

         WATER FOUNTAINS:           All water fountains will be sanitized and
                                    polished nightly.

         WASHROOMS:                 Washrooms will be cleaned and serviced
                                    nightly. This will include refilling all paper towel, toilet tissue, and soap dispensers, cleaning all towel and trash containers, cleaning and polishing all stainless steel fixtures, cleaning toilets, washing and sanitizing all wash basins and shelves, cleaning and polishing all mirrors, removing all disfigurements such as ink marks, drawings, etc. from all partitions and walls, damp mopping of floors.

         SCUFF MARKS:               All scuff marks will be removed nightly from
                                    all scuff plates on doors.

         TILE FLOORS:               All floors will be swept nightly. All
                                    corridors and office floors will be polished every night. Floors will be stripped whenever necessary.

         CAFETERIA:                 Table and counters will be cleaned daily.

E. Proper care of grounds surrounding the Building, including care of lawns and shrubs and including removal of litter.

F. Maintaining and cleaning the sidewalks and parking areas in front of and around the Building including snow removal.

G. Provision of adequate lighting for the parking areas servicing the Building.

H.       Exterior windows will be washed annually as a common area expense.

I. HVAC (Heating, Ventilation, and Air-Conditioning) during normal business hours (i.e. non-extended hours).

J. All janitorial services will be provided as late as possible so as not to interfere with Tenant's employees. Janitorial service will be scheduled following that of all other tenants in the Building.

K. The 5th floor temperature whill be maintained within 60 degrees F and 80 degrees F during extended hours. If Tenant has a concentration of computer equipment that generates heat sufficient to damage equipment, Tenant then must provide air conditioning for that concentrated area.

                              293 BOSTON POST ROAD

                             MARLBORO, MASSACHUSETTS

                                    EXHIBIT G

                              RULES AND REGULATIONS

1. Heating, lighting and plumbing: The Landlord should be notified at once of any trouble with heating, lighting or plumbing fixtures. Tenants must not leave the doors of the Premises unlocked at night.

2. The sidewalks, entrances, halls and stairways shall not be obstructed by any Tenant or used for any purposes other than ingress and egress to and from their respective Premises, and no articles or rubbish shall be left herein.

3. No toilet fixture shall be used for any purpose other than that for which it is intended, and no sweepings, rubbish, rags, ashes or other substances shall be thrown herein.

4. The weight and position of all safes and heavy equipment or machines shall be subject to the approval of the Landlord.

5. Lettering on doors, tablets and building directory shall be subject to the approval of the Landlord; no lettering shall be all allowed on outside windows.

6. No wires for telephone service, electric lights, messenger service or for any other purpose shall be put in the Premises without the consent of the Landlord.

7. No glass in doors or elsewhere through which light is admitted in to any part of the building shall be obstructed.

8.       No animals or birds shall be kept in or about the Building.

9. All freight, furniture, etc. must be received and delivered through entrances to the Building designated for such purpose unless otherwise authorized by the Landlord.

10. Nothing shall be thrown from or taken in through the windows, nor shall anything be left outside the Building on the window sills of the Premises.

11.      No person shall loiter in the halls, corridors, or lavatories.

12. The Landlord, its agents and employees shall have access at reasonable times to perform their duties in the maintenance and operation of the Premises.

13. No Tenant shall use any method of heating other than that provided for in the Tenant's Lease without the consent of the Landlord.

14. Any damage caused to the Building or the Premises or to any person or property herein as a result of any breach of any of the rules and regulations by the Tenant shall be borne by the Tenant.

15. The Landlord reserves the right to make any such other and further rules and regulations as, in its judgement, may from time to time be necessary for maintaining the safety and cleanliness of the Premises and Building for the preservation of good order therein.

                                    EXHIBIT H

                                A G R E E M E N T

         THIS AGREEMENT dated the 16th day of November, 1989, between Rosewood III Associates Limited Partnership, having its principal place of business c/o Rosewood Development Corporation, 33 Boston Post Road West, Marlboro, Massachusetts (hereinafter referred to as Mortgagee), and Viewlogic Systems, Inc. (hereinafter referred to as Tenant).

                                   WITNESSETH:

         WHEREAS, Tenant has entered into a lease dated November 16, 1989 (hereinafter referred to as the Lease with Rosewood III Associates Limited Partnership (the "Landlord"), leasing certain premises on 292 Boston Post Road, Marlboro, Massachusetts (the "Premises") which Premises are more particularly described in the Lease; and

         WHEREAS, the mortgagee is the holder of a promissory note from the Landlord in the sum of $18,000,000.00 Eighteen Million Dollars secured by a mortgage upon the property of which the Premises are a part (the "Mortgage"), the lien of the Mortgage being prior to the Tenant's leasehold estate; and

         WHEREAS, Tenant desires to be assured of the continued use and occupancy of the Premises under the terms of the Lease; and

         WHEREAS, Mortgagee agrees to such continued use and occupancy by Tenant provided that Tenant hereby agrees to recognize and attorn to Mortgagee or purchaser in the event of foreclosure or otherwise.

         NOW, THEREIN, in consideration of the Premises and the mutual covenants contained herein, parties hereto agree as follows:

         1. In the event it should become necessary to foreclose the said Mortgage or Mortgagee should otherwise come into possession of the Premises, Mortgagee will not join Tenant in summary of foreclosure proceedings and will not disturb the use and occupancy of Tenant under the Lease so long as Tenant is not in default under any other terms, covenants or conditions of said Lease has not prepaid the rent except as provided herein.

         2. Tenant, in the event any proceedings are brought for the foreclosure of any such Mortgage, will attorn to the Mortgagee or to any purchaser at such foreclosure sale and recognize such purchaser as a Landlord under said Lease. Mortgagee or such purchaser by virtue of such foreclosure shall be deemed to have assumed and agreed to be bound, as substitute Landlord, by the terms and conditions by the Lease until the resale or other deposition of the

Premises, except that such assumption shall not be deemed of itself an acknowledgment of the validity of any then existing claims of Tenant against the Landlord. Tenant agrees to execute and deliver to the Mortgagee or any such purchaser such further assurances and other documents confirming the foregoing as either may reasonably request including a new Lease upon the same terms conditions as the Lease. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give it any right or election to terminate or otherwise adversely the Lease and the obligations of Tenant thereunder by reason of any such foreclosure proceeding.

         The provisions of the Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as an instrument under seal as of the day and year first above written.


                                        By:
                                            -----------------------------------
                                            Mortgagee


                                        By:
                                            -----------------------------------
                                            Tenant

The terms of the above Agreement are hereby consented and agreed to:


                                        By:
                                            -----------------------------------
                                            Landlord

                                    EXHIBIT I

RE:

Gentlemen:

         The undersigned, as Tenant under that certain Lease dated November 16, 1989 made with Rosewood III Associates, Limited Partnership as Landlord, hereby certifies that:

1. The Premises at the above location have been completed in accordance with the terms of the Lease; that it has accepted possession of said Premises; and that it now occupies the same;

2.       Tenant began paying rent on      , 19 and that no rental has been paid
         in advance except as required or permitted by the terms of the Lease.

3. There exists no defense or offset to enforcement of the Lease by the Landlord and there is, as of the date hereof, no default or breach on the part of the Landlord under the Lease known to the undersigned.

4. The Lease is now in full force and effect and has not been amended, modified or assigned, except by agreements dated

                                                             (if none so state).

         It is understood that you require this statement from the undersigned as a condition to the making of a loan to the Landlord secured by a first mortgage on property of which the Premises are a part and also by an assignment of the Lease as collateral security.

Dated:                  , 19   .

                                       Tenant

                              FIRST LEASE AMENDMENT

Agreement made this 15th day of June 1990, by and between Rosewood III Associates, with a mailing address c/o Rosewood Development Corporation, 33 Boston Post Road West, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752, (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989, (hereinafter referred to as the "Lease"), relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of July 1, 1990 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom "Suites 400 & 500" set forth in the subsection thereof entitled "Tenant's Space" and by substituting therefor "Suites 400, 500, 50, 60, 70 and 90".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "53,749 Rentable (44,612 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefor the figure "68,976 Rentable (47,250 Usable) Square Feet".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the date "February 1, 1990" set forth in the subsection thereof entitled "Occupancy Date" and by substituting therefor the dated February 12, 1990".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Schedule set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedules A and B" as attached hereto.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figures "31.20% & 37.52%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "40%".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "$70,769.52" set forth in the subsection thereof entitled "Security Deposit" and by substituting therefor the figure "$86,922.30".

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective July 1, 1990 or when space is substantially complete, whichever is later.

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

Landlord and Tenant hereby agree that all buildout will be completed at Landlord's expense. Tenant agrees to pay the Landlord's construction company for the buildout cost. Payments will be made in three equal installments at 30, 60 and 90 days from the date of occupancy. Tenant will reduce the monthly rental payment applicable to the additional space only by the amount of buildout cost. The reduction in rental payments applicable to the buildout of additional space shall only be deducted from rent attributable to the additional space and not the 53,749 feet currently occupied.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Lease Amendment under seal as of the 15TH day of JUNE, 1990.

Rosewood III Associates, L.P.


/s/ Robert J. Depietri, Jr.
--------------------------------------
Robert J. Depietri, Jr.

Rosewood Management Associates, Inc.


/s/ Marc. R. Verreault
--------------------------------------
Marc R. Verreault
Vice President of Finance

Viewlogic Systems, Inc.

/s/ Eligible
--------------------------------------

                             SECOND LEASE AMENDMENT

Agreement made this 22nd day of August, 1991 by and between Rosewood III Associates, with mailing address c/o Rosewood Development Corporation, 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 (hereinafter referred to as the "Lease") relating to a certain space at 293 Boston post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of September 1, 1991 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom "Suites 400, 500, 50, 70, 80 and 90" set forth in the subsection thereof entitled "Tenant's Space" and by substituting therefor "Suites 400, 500, 30, 50, 70, and 90".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "68,976 Rentable (57,250 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefor the figure "70,969 Rentable (58,904 Usable) Square Feet".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Scheduled set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedules A and B" as attached hereto.

Section 1.01 of Article 1 is hereby further modified and amended by deleting therefrom the figures "31.20% & 40%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "41.2%".

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective September 1, 1991 or when space is substantially complete, whichever is later.

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Lease Amendment under seal as of the 22ND day of AUGUST, 1991.

LANDLORD:                    Rosewood III Associates


                             /s/ Eligible
                             --------------------------------------

                             /s/ Mark J. Mistretta
                             --------------------------------------
                             Mark J. Mistretta
                             Controller


TENANT:             Viewlogic Systems, Inc.


                             /s/ Eligible
                             --------------------------------------

                              THIRD LEASE AMENDMENT


Agreement made this 30th day of October, 1991 by and between Rosewood III Associates, with mailing address c/o Rosewood Development Corporation, 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 (hereafter referred to as the "Lease") relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of January 1, 1992 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom "Suites 400, 500, 30, 50, 70 and 90" set forth in the subsection thereof entitled "Tenant's Space" and by substituting therefor "Suites 300, 400, 500, 30, 50, 70, and 90".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "70,969 Rentable (58,904 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefor the figure "87,198 Rentable (72,374 Usable) Square Feet".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Schedule set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedules A and B" as attached hereto.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figures "41.2%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "53.5%".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the dates "February 12, 1990 to February 11, 1994" set forth in the subsection thereof entitled (Term) and by substituting therefor the dates "February 12, 1990 to May 11, 1995".

Landlord and Tenant hereby agree that Landlord shall use its best efforts to guarantee Tenant space on the third floor for its future expansion needs. Tenant shall have right of first offer on all adjacent space on the third floor when any existing leases expire and Landlord is released from all legal obligation from Tenants presently occupying said space.

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective January 1, 1992 or when space is substantially complete, whichever is later.

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Lease Amendment under seal as of the 30TH day of OCTOBER, 1991.

LANDLORD:                    Rosewood III Associates


                             /s/ Eligible
                             --------------------------------------

                             Rosewood Management Associates

                             /s/ Lisa A. Depicto
                             --------------------------------------

TENANT:                      Viewlogic Systems, Inc.

                             /s/ Eligible
                             --------------------------------------

                             FOURTH LEASE AMENDMENT

Agreement made this 17th day of September, 1993 by and between Rosewood III Associates, with mailing address c/o Rosewood Development Corporation, 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 (hereinafter referred to as the "Lease") relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend this Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of September 17, 1993 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "87,198 Rentable (72,374 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefor the figure "98,573 Rentable (81,816 Usable) Square Feet.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Schedule set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedules A and B" as attached hereto.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figures "53.3%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "60.22%".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the dates "February 12, 1990 to February 11, 1994" set forth in the subsection thereof entitled (Term) and by substituting therefor the dates "February 12, 1990 to February 28, 1999".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "$86,922.30" set forth in the subsection thereof entitled "Security Deposit" and by substituting therefor the figure "$109,304.80".

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective September 1, 1993 or when space is substantially complete, whichever is later.

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Lease Amendment under seal as of the ____ day of September, 1993.

LANDLORD:                    Rosewood III Associates, L.P.


                             /s/ Eligible
                             --------------------------------------

                             Rosewood Management Associates


                             /s/ Eligible
                             --------------------------------------

TENANT:                      Viewlogic Systems, Inc.

                             /s/ Eligible
                             --------------------------------------

                              FIFTH LEASE AMENDMENT

Agreement made this 7th day of February, 1995 by and between Rosewood III Associates, L.P. with mailing address at 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Landlord") and Viewlogic Systems, Inc. with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 (hereinafter referred to as the "Lease") relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications an amendments shall be effective as of March 1, 1995 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "98,573 Rentable (81,816 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefor the figure "98,754 Rentable (81,966 Usable) Square Feet".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Schedule set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedule A" as attached hereto.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figures "60.22%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "60.33."

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the dates "February 12, 1990 to February 11, 1994" set forth in the subsection thereof entitled (Term) and by substituting therefor the dates "February 12, 1990 to February 28, 2000".

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective March 1, 1995.

   Viewlogic Systems, Inc.
   Fourth Lease Amendment
   Page 2

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Fourth Lease Amendment under seal as of the ___ day of February, 1995.


LANDLORD:                    Rosewood III Associates, L.P.

                             /s/ Robert J. Depietri, Jr.
                             --------------------------------------
                             Robert J. DePietri, Jr.


TENANT:                      Viewlogic Systems, Inc.

                             /s/ Eligible
                             --------------------------------------

                              SIXTH LEASE AMENDMENT


Agreement made this 12th day of February, 1996 by and between Rosewood III Associates, L.P., with mailing address at 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road Wet, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 and subsequent Amendments dated June 15, 1990, August 22, 1991, October 30, 1991, September 17, 1993, February 7, 1995 (hereinafter referred to as the "Lease") relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of May 1, 1996 or when space is substantially complete, whichever is later.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figure "98,754 Rentable (81,966 Usable) Square Feet" set forth in the subsection thereof entitled "Rentable Floor Area of Tenant's Space" and by substituting therefore the figure "101,585 Rentable (84,316 Usable) Square Feet".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the Rent Schedule set forth in the subsection thereof entitled "Basic Rent" and by substituting therefor the "Schedule A" as attached hereto.

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the figures "60.33%" set forth in the subsection thereof entitled "Tenant's Share" and by substituting therefor the figure "62.06%".

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the dates "February 12, 1990 to February 28, 2000" set forth in the subsection thereof entitled (Term) and by substituting therefor the dates "February 12, 1990 to May 1, 2002".

Landlord and Tenant hereby agree that the amendments and modifications set forth hereinabove shall be effective upon completion of construction and shall run for a period of six (6) years from its completion.

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed the Fifth Lease Amendment under seal as of the 13TH day of February, 1996.

LANDLORD:                    Rosewood III Associates, L.P.


                             /s/ Robert J. Depietri, Jr.
                             ---------------------------------
                             Robert J. Depietri, Jr.


TENANT:                      Viewlogic Systems, Inc.

                             /s/ Eligible 2-13-96
                             ---------------------------------

                             SEVENTH LEASE AMENDMENT
                                -----------------

Agreement made this 28th day of October, 1996 by and between Rosewood III Associates, L.P., with mailing address at 293 Boston Post Road West, Suite 320, Marlborough, Massachusetts, 01752 (hereinafter referred to as "Landlord") and Viewlogic Systems, Inc., with a principal place of business at 293 Boston Post Road West, Marlborough, Massachusetts, 01752, (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant have entered into a certain lease dated November 16, 1989 and subsequent Amendments dated June 15, 1990, August 22, 1991, October 30, 1991, September 17, 1993, February 7, 1995, February 12, 1996 (hereinafter referred to as the "Lease") relating to a certain space at 293 Boston Post Road West, Marlborough, Massachusetts, 01752.

WHEREAS, Landlord and Tenant have agreed to modify and amend the Lease by modifying the Annual Fixed Rent and to make such other modifications and amendments to the Lease as may be necessary, all as more fully set forth hereinbelow, which modifications and amendments shall be effective as of November 1, 1996.

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

Section 1.01 of said Article 1 is hereby further modified and amended by deleting therefrom the dates "February 12, 1990 to February 28, 2000" set forth in the subsection thereof entitled (Term) and by substituting therefor the dates "February 12, 1990 to October 31, 2002".

Landlord and Tenant hereby agree that except as hereinabove specifically modified and amended, the Lease is and shall remain in full force and effect in accordance with the terms and provisions set forth in the Lease.

IN WITNESS WHEREOF. Landlord and Tenant have duly executed the Seventh Lease Amendment under seal as of the 30TH day of OCTOBER, 1996.


LANDLORD:                            TENANT:
Rosewood III Associates, L.P.        Viewlogic Systems, Inc


/s/ Robert J. Depietri, Jr.          /s/ David Adey
------------------------------       -----------------------------
Robert J. Depietri, Jr.              David Adey

Its: General Partner                  Its: Vice President of Human Resources 19

                            VIEWLOGIC
                         RENT SCHEDULE A


                  OFFICE    OFFICE               STORAGE   STORAGE
                  ANNUAL    TOTAL                ANNUAL    TOTAL        TOTAL
DATE              FIXED     MONTHLY              FIXED     MONTHLY      MONTHLY
RENT      OFFICE  RENT      FIXED      STORAGE   RENT      FIXED        FIXED
DUE       SF      P.S.F.    RENT       SF        P.S.F.    RENT         RENT
-----     ------  ------  -----------  -------   -------  ---------   -----------
1/1/96    92,340  $16.00  $123,120.00   6,414    $5.00    $2,672.50   $125,792.50
2/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
3/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
4/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
5/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
6/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
7/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
8/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
9/1/96    92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
10/1/96   92,340   16.00   123,120.00   6,414     5.00     2,672.50    125,792.50
---------------------------------------------------------------------------------
11/1/96   95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
12/1/96   95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
1/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
2/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
3/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
4/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
5/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
6/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
7/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
8/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
9/1/97    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
10/1/97   95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
11/1/97   95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
12/1/97   95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
1/1/98    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
2/1/98    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
3/1/98    95,220   16.00   126,960.00   6,414     5.00     2,672.50    129,632.50
---------------------------------------------------------------------------------
4/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
5/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
6/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
7/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
8/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
9/1/98    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
10/1/98   95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
11/1/98   95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
12/1/98   95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
1/1/99    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
2/1/99    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
3/1/99    95,220   16.25   128,943.75   6,414     5.00     2,672.50    131,616.25
---------------------------------------------------------------------------------
4/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
5/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
6/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
7/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00

                                      70



8/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
9/1/99    95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
10/1/99   95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
11/1/99   95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
12/1/99   95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
1/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
2/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
3/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
4/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00

                                      71


5/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
6/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
7/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
8/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
9/1/2000  95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
10/1/2000 95,220   16.50   130,927.50   6,414     5.00     2,672.50    133,600.00
---------------------------------------------------------------------------------
11/1/2000 95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
12/1/2000 95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
1/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
2/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
3/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
4/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
5/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
6/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
7/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
8/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
9/1/2001  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
10/1/2001 95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
11/1/2001 95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
12/1/2001 95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
1/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
2/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
3/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
4/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
5/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
6/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
7/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
8/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
9/1/2002  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50
10/1/202  95,220   17.00   134,895.00   6,414     5.00     2,672.50    137,567.50

                                      72